UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2013

P. H. Glatfelter Company

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 S. George Street, Suite 520, York, Pennsylvania	17401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 225-4711

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 30, 2013, P. H. Glatfelter Company (the “Company”) and Glatfelter Gernsbach GmbH & Co. KG, a wholly-owned subsidiary of the Company, completed the previously announced acquisition (the “Acquisition”) of all of the outstanding shares of Dresden Papier GmbH from Fortress Security Papers AG, a wholly-owned subsidiary of Fortress Paper Ltd., for an aggregate purchase price of €160 million (U.S. $210 million), subject to a post-closing working capital adjustment. The Company financed the Acquisition with a combination of cash on hand and borrowings under its revolving credit facility.

Dresden Papier, based in Heidenau (near Dresden), Germany, is the leading global supplier of nonwoven wallpaper base materials.

Item 2.02	Results of Operations and Financial Condition.

On April 30, 2013, the Company reported its results of operations for the three months ended March 31, 2013. A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1. The Company also held a teleconference call that same day, during which management discussed the Company’s financial performance for the first quarter of 2013 and other matters relating to its business. A copy of the teleconference transcript is furnished herewith as Exhibit 99.2.

The information furnished in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this item will be filed by July 16, 2013, which is the 71st calendar day following the date this Current Report was required to be filed with the SEC.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by July 16, 2013, which is the 71st calendar day following the date this Current Report was required to be filed with the SEC.

(d) Exhibits.

Exhibit Number	Description

99.1	A copy of the press release dated April 30, 2013, to report results of operations for the three months ended March 31, 2013

99.2	A copy of the transcript from the Company’s teleconference held on April 30, 2013, to discuss its first quarter 2013 results of operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

By:	/s/ John P. Jacunski
	Name:	John P. Jacunski
	Title:	Senior Vice President and Chief Financial Officer

Date: May 1 , 2013

Exhibit Index

Exhibit Number	Description

99.1	A copy of the press release dated April 30, 2013, to report results of operations for the three months ended March 31, 2013

99.2	A copy of the transcript from the Company’s teleconference held on April 30, 2013, to discuss its first quarter 2013 results of operations